EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our report (and to all references to our firm) included in or made a part of Registration Statement No. 333- .

ARTHUR ANDERSEN LLP

September 14, 1998